Exhibit 32

                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
              (Subsections (a) and (b) of Section 1350, Chapter 63
                        of Title 18, United States Code)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Ad.Venture Partners, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Quarterly Report on Form 10-Q for the quarter ended December 31, 2005 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 14, 2006                      /s/ Howard S. Balter
        ----------------------               -----------------------------------
                                             Howard S. Balter
                                             Chief Executive Officer
                                             (Principal Executive Officer )

Dated:  February 14, 2006                      /s/ Ilan M. Slasky
        ----------------------               -----------------------------------
                                             Ilan M. Slasky
                                             President
                                             (Principal Financial and
                                             Accounting Officer )


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.